Exhibit 99.3

The Irreplaceable Corner TM Company AmREIT Institutional Quality Real Estate Operating Platform Approaching $1 Billion Invested in Three of the Top Seven Employment Growth Markets in U.S. Creating Value for a Quarter of a Century Partnering with Wall Street and Institutional Investors

Pre-Vision 2010 –Operation Platform 2 AmREIT Development Property Management Leasing Asset Management General Contracting IBD Securities Total 2008 Budgeted G&A: $14.8 million Total 2008 Budged Transactional Fee Income: $10.0 million

Pre-Vision 2010 –Asset Platform 3 Advised Funds (AIG -REITPlus) $300 Million Tomorrow’s Irreplaceable Corners AmREIT $450 Million Irreplaceable Corners Institutional Joint Ventures $160 Million Total Real Estate Platform Approaching $1 Billion

Vision 2010 -Phases 4 Phase I:Business Model–changes to reach greater efficiency and reduce volatility of earnings. This phase includes the elimination of the general contracting business and IBD Securities business. Estimated G&A Savings of $4 - $4.5 million per year. Phase I was executed during the 3rdand 4thquarters of 2008. Phase II:Capital Structure–changes to reach greater efficiency and reduce volatility of earnings. This will include the simplification of AmREIT’s equity capitalization into one Class of stock, the consolidation of our advised funds and the privatization of the Company. Phase II will be executed during 2009. Phase III:Growth–made possible by Phase I and II as we pursue our goal to grow to a $5 billion platform within seven of the top growth markets of the U.S.

Phase I –Business Model Changes 5 Pre-Phase I Post Phase I G & A $14.8 million $6.5 million No. of Employees 70 50 Transaction Fee Received $10 million $1.1 million AmREIT Development Property Management Leasing Asset Management General Contracting IBD Securities

Phase II –Capital Structure (Two Step Combination) 6 $300 Million AmREIT $450 Million New Company Step One: AmREIT Equity Simplification and Privatize through delisting class A shares; Potential Step Two: Merge all MIG Funds into REITPlus; and/or Combine AmREIT and REITPlus. AmREIT A -$35 Million C -$41 Million D -$110 Million MIG $30 MM MIG II $40 MM MIG III $125 MM MIG IV $95 MM $10 MM $300 Million

Investing in Three of the Top Seven U.S. Growth Markets 7 Three Top U.S. Growth Markets Prior/Non-core Holdings

Top Twelve Population Growth Markets 8 Rank Metropolitan Statistical Area Increase from 2006 to 2007 1. Dallas-Fort Worth-Arlington, TX 162,250 2. Atlanta-Sandy Springs-Marietta, GA 151,063 3. Phoenix-Mesa-Scottsdale, AZ 132,513 4. Houston-Sugar Land-Baytown, TX 120,544 Austin-San Antonio, TX* 119,805 5. Riverside-San Bernardino-Ontario, CA 86,660 6. Charlotte-Gastonia-Concord, NC-SC 66,724 7. Chicago-Naperville-Joliet, IL-IN-WI 66,231 8. Austin-Round Rock, TX 65,880 9. Las Vegas-Paradise, NV 59,165 10. San Antonio, TX 53,925 11. Denver-Aurora, CO 53,030 12. Raleigh-Cary, NC 47,052 *For calculation purposes, we consider Austin and San Antonio, Texas as one market. Source: U.S. Census Bureau.

Top Twelve Employment Growth Markets 9 Rank Metropolitan Statistical Area Trailing 12 Months September 2008 1. Houston-Sugar Land-Baytown 55,700 2. Dallas-Fort Worth-Arlington 54,300 3. Washington-Arlington-Alexandria 40,700 4. Seattle-Tacoma-Bellevue 33,900 Austin-San Antonio, TX* 32,000 5. New York-Northern NJ-Long Island 20,200 6. Boston-Cambridge-Quincy 19,300 7. San Antonio 17,400 8. Virginia Beach-Norfolk-Newport News 17,000 9. Austin-Round Rock 14,600 10. Charlotte-Gastonia-Concord 13,500 11. Denver-Aurora 11,000 12. Raleigh-Cary 9,700 *For calculation purposes, we consider Austin and San Antonio, Texas as one market. Source: Bureau of Labor Statistics.

AmREIT –Debt Maturities as of September 30, 2008 10 Secured Debt Maturities Year Outstanding Amount Percent of Total 2008 $ 13,410 9% 2009 $ 2,644 2% 2011 $ 3,311 2% 2012 $ 15,121 10% 2013 $ 25,058 16% 2015 $ 49,000 32% 2016 $ 20,000 13% 2017 $ 23,392 15% 2013 16% 2015 33% 2016 13% 2017 15% 2012 10% 2011 2% 2008 9% 2009 2% As of 9/30/08, AmREIT’s Unsecured Revolving Credit Facility Balance is $27,880,000.

AmREIT Portfolio -Household Population Density Comparison 11 2,300 1,794 1,326 1,268 1,121 962 919 0 500 1,000 1,500 2,000 2,500 Density (HH per Square Mile) AMY FRT WRI KIM REG EQY DDR Shopping Center REIT Average: 1,232 National Average: 800 Source: Merrill Lynch Research, as of September 2007. AmREIT’s portfolio population density is 87% greater than the shopping center sample group and 188% greater than the national average.

AmREIT Portfolio -Household Income Comparison 12 $77,556 $68,828 $67,381 $54,670 $53,489 $52,864 $51,683 $0 $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 $80,000 Median HH Income (3 mile radius) AMY FRT REG KIM DDR EQY WRI Peer Group REITs Shopping Center REIT Average: $58,153 National Average: $48,775 Source: Merrill Lynch Research, as of September 2007. AmREIT’s median household income is 34% greater than the shopping center sample group and 60% higher than the national average.

AmREIT Portfolio -REIT Demographic Positioning 13 Source: Merrill Lynch Research, as of September 2007. AMY FRT REG KIM DDR EQY WRI National Avg Shopping Center Avg $40,000 $45,000 $50,000 $55,000 $60,000 $65,000 $70,000 $75,000 $80,000 600 800 1,000 1,200 1,400 1,600 1,800 2,000 2,200 2,400 Households per Square Mile Median HH Income in a 3 mile radius

All Properties Under Management -Demographic Positioning 14 Source: Merrill Lynch Research, as of September 2007. When all properties under management are considered, the quality of the portfolio still outperforms the peer group. AMY FRT REG KIM DDR EQY WRI National Avg Shopping Center Avg $40,000 $45,000 $50,000 $55,000 $60,000 $65,000 $70,000 $75,000 $80,000 600 800 1,000 1,200 1,400 1,600 1,800 2,000 2,200 Households Per Square Mile Median HH Income in a 3 Mile Radius

AmREIT Portfolio –Three Year Portfolio Occupancy 15 94.7% 96.0% 96.0% 96.5% 97.4% 98.1% 97.9% 98.1% 97.9% 97.1% 98.4% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Percent Occupied 1Q 2006 2Q 2006 3Q 2006 4Q 2006 1Q 2007 2Q 2007 3Q 2007 4Q 2007 1Q 2008 2Q 2008 3Q 2008

AmREIT Portfolio –Rental Rate Increase Upon Renewal 16 11.69% 14.16% 10.29% 0.00% 5.00% 10.00% 15.00% 2006 2007 2008 YTD Rental Rate Increase Upon Renewal

Plaza in the Park; Houston, Texas 17 Center is anchored by one of the top performing Kroger stores in the country Entrance to the affluent West University submarket. 3 Miles 5 Miles Estimated Population: 148,619 410,882 Estimated Ave. HHI: $110,381 $83,529 Year Acquired: 2004 Retail SF: 344,623 SF

Courtyard on Post Oak; Houston, Texas 18 Uptown Plaza; Houston, Texas Capitalized Income Value (at 6.5%) is approximately $7.7 million. Land value (at $150/s.f.) is over $10 million. Capitalized Income Value (at 6.5%) is approximately $17.7 million. Land value (at $175/s.f.) is over $20 million.

 South Bank on the Riverwalk; San Antonio, TX 19 The Alamo and Riverwalk are the #1 and #2 tourist destinations in Texas. Due to percentage rent, NOI was $190,000 more than the original projection upon  acquisition. Tenant sales have increased consistently for over 10 years.

Uptown Plaza; Dallas, TX 20 Across from the prestigious Crescent Court and the Ritz Carlton. Assembled two properties to control city block. 0.9 acre development tract under contract with option to invest in the development.

Uptown Park; Houston, TX –Future Development Potential 21 Uptown Park Houston TX -June 2005 Demographics better than Buckhead and Beverly Hills. Development potential for 200 room hotel and 200,000 s.f. office. Market rents have increased from high $20’s to low $40’s with NOI exceeding initial underwriting by $800,000. Urban Context Conceptual Rendering

AmREIT –Track Record & Benchmarks 22 1985 – 2001 2002 – 2008 2009 - Platform Assets $0 - $100 million $100 million – $1 Billion $1 Billion – $5 Billion Capital Source IBD IBD / Wall Street / Institutions Wall Street / Institutions Equity Capitalization Private Public Private Real Estate Markets 1 of Top 7 3 of Top 7 7 of Top 10

AmREIT –Board of Directors 23 AmREIT Board of Directors H.L. “Hank” Rush, Jr. Phillip Taggart Robert S. Cartwright, Jr. REITPlus Board of Directors Mack D. Pridgen, III Scot J. Luther Brent M. Longnecker

AmREIT –Board of Directors 23 AmREIT Board of Directors H.L. “Hank” Rush, Jr. Phillip Taggart Robert S. Cartwright, Jr. REITPlus Board of Directors Mack D. Pridgen, III Scot J. Luther Brent M. Longnecker  AmREIT –Management Team 24 H. Kerr Taylor Founder, Chairman, CEO Chad Braun Executive Vice President & CFO President, AmREIT Securities Company Tenel Tayar Senior Vice President & Chief Investment Officer Charles Scoville Managing Vice President & Director of Operations Brett Treadwell Managing Vice President - Finance Ron Lindsey Managing Vice President - Development Steve Hefner Managing Vice President – Director of Dallas Operations Jason Lax Managing Vice President - Construction